EXHIBIT 10.5

CERTAIN IDENTIFIED INFORMATION MARKED BY [*] HAS BEEN EXCLUDED FROM THIS

EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE

COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED

AMENDMENT N°1

TO THE

A220

PURCHASE AGREEMENT

BETWEEN

AIRBUS CANADA LIMITED PARTNERSHIP

as the Seller

AND

AIR LEASE CORPORATION

as the Buyer

ALC – Amendment N°1 to A220 Purchase Agreement
Ref. CLC-CT2004507	Page 1/6

This amendment N°1 (the “Amendment N°1”) is made on the 31st day of August 2020,

BETWEEN:

AIRBUS CANADA LIMITED PARTNERSHIP, duly acting and represented by its managing general partner, AIRBUS CANADA MANAGING GP INC., having its registered office at 13100 Boulevard Henri Fabre, Mirabel, QC, Canada J7N 3C6 (the “Seller”)

AND:

AIR LEASE CORPORATION, a corporation organised and existing under the Iaws of the State of Delaware, U.S.A., having its principal place of business at 2000 Avenue of the Stars, Suite 1000N, Los Angeles, California 90067, U.S.A. (the “Buyer”).

The Buyer and Seller together are referred to as the “Parties” and individually as a “Party”.

WHEREAS

A.  On 20 December 2019 the Buyer and the Seller have signed a purchase agreement with reference CLC-CT1906081 for the manufacture and sale by the Seller and purchase by the Buyer of certain A220 Aircraft hereinafter together with its Annexes and Letter Agreements referred to as the “Agreement”.

B.  The Parties now wish to enter into this Amendment N°1 in order to [*], pursuant to the terms and conditions set out herein.

The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment N°1. Capitalized terms used herein and not otherwise defined herein will have the meanings assigned thereto in the Agreement.

NOW IT IS HEREBY AGREED AS FOLLOWS:

ALC – Amendment N°1 to A220 Purchase Agreement
Ref. CLC-CT2004507	Page 2/6

1          [*]

2          [*]

3          [*]

4          CUSTOMIZATION

Clause 6.1.1 of the Agreement is hereby deleted in its entirety and replaced by the following quoted text:

QUOTE

6.1.1    Customization Milestones for Head of Version

Contractual Definition Freeze for a Head of Version (as such term is defined in Clause 6.2 herein) Aircraft shall be [*] prior to the first day of the Scheduled Delivery Month (the “Leadtime”) for the Aircraft scheduled for delivery [*]. This Leadtime [*].

Notwithstanding the foregoing, should the Buyer wish to select Long Lead Items (“LLI”), corresponding to A220 features that require selection and contractual commitment by the Buyer [*] corresponding Aircraft.

UNQUOTE

5          INCONSISTENCY AND CONFIDENTIALITY

5.1       In the event of any inconsistency between the terms and conditions of the Agreement and those of this Amendment N°1, the latter shall prevail to the extent of such inconsistency, whereas the part of the Agreement not concerned by such inconsistency shall remain in full force and effect.

5.2       This Amendment N°1 reflects the understandings, commitments, agreements, representations and negotiations related to the matters set forth herein whatsoever, oral and written, and may not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by the duly authorised representatives of both Parties.

5.3       This Amendment N°1 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party without the prior consent of the other Party except as may be required by law, or to professional advisors for the implementation hereof.

6          COUNTERPARTS

This Amendment N°1 may be executed by the Parties in separate counterparts, each

ALC – Amendment N°1 to A220 Purchase Agreement
Ref. CLC-CT2004507 – Draft without prejudice	Page 3/6

of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

7          LAW AND JURISDICTION

This Amendment N°1 will be governed by and construed and the performance thereof will be determined in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions that would result in the application of the law of any other jurisdiction.

The other provisions of Clause 21 of the Agreement shall apply to this Amendment N°1 as if the same were set out in full herein, mutatis mutandis.

ALC – Amendment N°1 to A220 Purchase Agreement
Ref. CLC-CT2004507 – Draft without prejudice	Page 4/6

IN WITNESS WHEREOF this Amendment N°1 has been entered into on the date first written above.

AIRBUS CANADA LIMITED PARTNERSHIP,
duly acting and represented by its managing general partner,
AIRBUS CANADA MANAGING GP INC.,

Per:	/s/ Philippe Balducchi

Name:	Philippe Balducchi

Title:	CEO

AIR LEASE CORPORATION

Per:	/s/ Grant Levy

Name:	Grant Levy

Title:	Executive Vice President

ALC – Amendment N°1 to A220 Purchase Agreement
Ref. CLC-CT2004507 – Draft without prejudice	Page 5/6

APPENDIX 1

DELIVERY SCHEDULE

[*]

ALC – Amendment N°1 to A220 Purchase Agreement
Ref. CLC-CT2004507 – Draft without prejudice	Page 6/6

LETTER AGREEMENT N° 1

AIR LEASE CORPORATION

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067, U.S.A.

August 31st, 2020

Subject: SPECIFIC PROVISIONS

AIR LEASE CORPORATION ("the Buyer") and AIRBUS CANADA LIMITED PARTNERSHIP ("the Seller") have entered into an Amendment N°1 dated even date herewith (the “Amendment”) to the A220 Purchase Agreement dated as of December 20, 2019 ("the Agreement") [*]. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°1 to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding [*].

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

ALC – Amendment N°1 to A220 Purchase Agreement – Letter Agreement N°1
Ref. CLC-CT2004507	Page 1/4

LETTER AGREEMENT N° 1

1          DEFINITION

The following term shall have the following meaning:

[*]

2          [*]

3          MISCELLANEOUS

3.1       Inconsistencies

In the event of any inconsistency between the terms of this Letter Agreement and the terms of the Agreement, the terms of this Letter Agreement shall prevail over the terms of the Agreement to the extent of such inconsistency, whereas the part of the Agreement not concerned by such inconsistency shall remain in full force and effect.

3.2       Assignment

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this clause shall be void and of no force or effect.

3.3      Confidentiality

This Letter Agreement (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

3.4       Law and jurisdiction

This Letter Agreement shall be governed by, and construed in accordance with, the laws of the state of New York, United States of America and the provisions of Clause 21 of the Agreement shall apply to this Letter Agreement.

3.5      Counterparts

This Letter Agreement may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

ALC – Amendment N°1 to A220 Purchase Agreement – Letter Agreement N°1
Ref. CLC-CT2004507	Page 2/4

LETTER AGREEMENT N° 1

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

AIR LEASE CORPORATION		AIRBUS CANADA LIMITED
PARTNERSHIP
by its managing general partner,
AIRBUS CANADA MANAGING GP INC.

By:	/s/ Grant Levy	By:	/s/ Philippe Balducchi
Its:	Executive Vice President	Its:	CEO

ALC – Amendment N°1 to A220 Purchase Agreement – Letter Agreement N°1
Ref. CLC-CT2004507	Page 3/4

LETTER AGREEMENT N° 1

Schedule 1

[*]

ALC – Amendment N°1 to A220 Purchase Agreement – Letter Agreement N°1
Ref. CLC-CT2004507	Page 4/4